Second Quarter 2012 Supplemental Information July 25, 2012 Exhibit 99.2

Forward-Looking Statements

Certain items in this presentation and other information we provide from time to time may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not necessarily limited to, statements relating to future events and financial performance. Words such as “anticipates,” “expects,” “intends,” “plans,” “projects,”
“believes,” “appears,” “may,” “will,” “would,” “could,” “should,” “seeks,” “estimates” and variations on these words and similar expressions are intended to identify such forward-looking statements. These statements are based on management’s current expectations and beliefs and are subject to a number of factors that could lead to actual results materially different from those described in the forward-looking statements in this presentation, including operating ratio goals. RailAmerica, Inc. can give no assurance that its expectations will be attained. Accordingly, you should not place undue reliance on any forward-looking statements contained in this presentation. Factors that could have a material adverse effect on our operations and future prospects or that could cause actual results to differ materially from RailAmerica, Inc.’s expectations include, but are not limited to, prolonged capital markets disruption and volatility, general economic conditions and business conditions, our relationships with Class I railroads and other connecting carriers, our ability to obtain railcars and locomotives from other providers on which we are currently dependent, legislative and regulatory developments including rulings by the Surface Transportation Board or the Railroad
Retirement Board, strikes or work stoppages by our employees, our transportation of hazardous materials by rail, rising fuel costs, goodwill assessment risks, acquisition risks, competitive pressures within the industry, risks related to the geographic markets in which we operate; and other risks detailed in RailAmerica, Inc.'s filings with the Securities and Exchange Commission, including our
Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q.  In addition, new risks and uncertainties emerge from time to time, and it is not possible for RailAmerica, Inc. to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this presentation. RailAmerica, Inc. expressly disclaims any obligation to release publicly any updates or revisions to any forward-
looking statements contained herein to reflect any change in its expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

Executive Summary 3

Second quarter 2012 overview

Strategic Focus Accomplishments
Organic Growth
External Growth
Financial Flexibility
Revenue increased 12%
• Carloads up 4%
• Average freight revenue per car up  4%
• Non-freight revenue up 26%
Operating income (excl. 45G, impairments & asset sales) up 28%
1
Adjusted net income
2
of $0.34 per share
Integrating two acquisitions
Robust industrial development pipelines
Redeemed $74 million of 9.25% Senior Notes
Note: (1) See page 20 for a reconciliation to GAAP.  Reported operating income up 19% for Q2 2012 versus Q2 2011.
(2) See page 21 for a reconciliation to GAAP.  Reported net income of $0.23 per share for Q2 2012.

Commercial Update 5

($in millions)
Q2 2012 revenue up $16.9 million versus Q2 2011.
Strong freight and non-freight revenue growth.
$139.2
$3.5
$2.3
$2.2
$8.9
$156.1
Q2 2011 Volume Rev. Per Car Fuel Surcharge Non-Freight Q2 2012
Freight Revenue up $8 million
Second quarter 2012 revenue up 12%
Note: Numbers may not add or recalculate due to rounding.
+12%

Second quarter 2012 carloads increased 4%, up 5% excluding coal

Note: Numbers may not add or recalculate due to rounding.
Revenue
Q2 Q2 2012 vs. Q1 2012 vs.
2012 Q2 2011 Q2 2011
Industrial Products Subtotal 97,787       4% 8%
Chemicals 24,151       -1% 7%
Pulp, Paper & Allied Products 17,177       0% -8%
Metallic Ores and Metals 16,763       -9% -1%
Waste & Scrap Materials 14,581       -6% 3%
Petroleum 9,912         19% 20%
Other 9,542         36% 29%
Motor Vehicles 5,661         113% 147%
Agricultural & Food Products Subtotal 50,122       4% 4%
Agricultural Products 36,273       6% 5%
Food or Kindred Products 13,849       -3% 1%
Coal 33,483       -3% -4%
Construction Products Subtotal 38,374       8% 16%
Non-Metallic Minerals and Products 23,493       3% 9%
Forest Products 14,881       18% 24%
Total 219,766      4% 8%
Total (excluding coal) 186,283      5% 8%
"Same Railroad" 214,677      1% 5%
Carloads

Second quarter 2012 average freight revenue per carload up 4%

Change in Average Freight Revenue per Carload
(Versus Prior Year Period)
3.8%
2.7%
Q2 2012 vs. Q2 2011
Reported Excl Fuel Surcharge & Foreign Exchange
Core price increases of ~ 5%

Second quarter non-freight revenue up 26%

Note: Numbers may not add or recalculate due to rounding.
(1) Includes MQTR, WCOR/TNA  and three Alabama roads (for partial period).  Three Alabama roads acquired 5/11/11
Non-freight revenue increase was broad based led by engineering services, storage, demurrage, and car repair.
($ millions) Q2 2011 Q2 2012 % Change
Non-Freight Revenue $33.6 $42.5 26%
Less Acquisitions
1
(0.0) (2.7)
Organic Non-Freight Revenue  $33.6 $39.8 19%
Non-Freight Revenue Detail:
Engineering Services $8.8 $11.5 31%
Car Storage 4.4 5.5 23%
Demurrage 4.3 5.1 20%
Car Repair 3.9 4.7 21%
Real Estate Lease Income 3.1 3.5 12%
Switching 1.9 2.4 27%
Car Hire Revenue 1.0 0.9 -17%
Other 6.2 9.0 45%
Total $33.6 $42.5 26%

Operations Update 10

Continued focus on operating ratio improvement

Operating Ratio – excluding 45G benefit, asset sales and impairments improved
270 basis points
Fuel improved 210 basis points.
Other expenses excluding fuel and acquisition expense improved 200 basis points.
Note: (1) See page 20 for a reconciliation to GAAP.
(2) Numbers may not add or recalculate due to rounding.
Q2 2011 Q2 2012
Operating Ratio - Reported 79.4% 78.1%
Gain/Loss on Sale of Assets 0.0% 0.0%
Impairments -2.3% 0.0%
Operating Ratio - excluding asset sales and impairments 77.1% 78.1%
45G Credit 3.7% 0.0%
Operating Ratio - excluding 45G benefit, asset sales and impairments
1
80.8% 78.1%
Acquisition / Transaction expenses 0.0% 1.4%
Fuel 10.5% 8.4%
Remaining expenses excluding fuel 70.3% 68.3%
% of Operating Revenue

Safety trends

Note: RailAmerica includes Canadian railroads and excludes Atlas.
PI ratio rate per 200,000 man hours worked.
FRA = Federal Railroad Administration.
FRA Reportable Train
Accidents
FRA Reportable Train
Accident Ratio
0.77 0.76
0.66
0.85
0.54
2008 2009 2010 2011 2012 YTD
44
34
30
38
12
2008 2009 2010 2011 2012 YTD
26
23
28
25
10
2008 2009 2010 2011 2012 YTD
FRA Reportable Personal
Injuries
1.6
1.8
2.1
1.9
1.5
2008 2009 2010 2011 2012 YTD
Personal Injury (PI) Ratio

Financial Update 13

Second quarter 2012 net income of $0.23 per share

Note: Numbers may not add due to rounding.
($ in millions except EPS) Q2 2011 Q2 2012 ($) (%)
Operating revenue $139.2 $156.1 $16.9 12%
Operating expenses (110.5) (121.9) (11.4) (10%)
Operating income $28.7 $34.2 $5.5 19%
Interest expense (18.1) (10.3)
Other income (loss) 0.5 (5.5)
Income before taxes $11.1 $18.4 $7.4 67%
Provision for income taxes 2.4 7.2
Net income $8.7 $11.2 $2.5 29%
Less: Net loss attributable to noncontrolling interest - (0.2)
Net income (attributable to company) $8.7 $11.4 $2.7 31%
EPS - diluted $0.17 $0.23
Change

Second quarter 2012 adjusted net income was $0.34 per share

Note: (1) Q2 2012 cash taxes paid were $1 million.
(2) Numbers may not add due to rounding.
After Tax Per Share
Net income $11,399 $0.23
Add:
Amortization of swap termination costs 859             0.02
Loss on extinguishment of debt and credit facility 3,570           0.07
Acquisition / strategic alternatives expense 1,376           0.03
Adjusted net income $17,203 $0.34
Weighted Average common shares outstanding (diluted) 50,578
Q2 2012

Second quarter 2012 detailed results compared to prior year

Note: (1) See page 20 for a reconciliation to GAAP.
(2) Numbers may not add due to rounding.
(in thousands, except carloads and revenue per carload)
Q2 2011
% of
Revenue
Q2 2012
% of
Revenue
($) (%)
Carloads 212,095 219,766 7,671 4%
Average Freight Revenue/Carload $498 $517 $19 4%
Freight revenue $105,567 $113,555 $7,988 8%
Non-freight revenue 33,648 42,541 8,893 26%
Operating revenue $139,215 $156,096 $16,881 12%
Labor & benefits $41,859 30% $43,228 28% $1,369
Equipment rents 8,889 6% 9,939 6% 1,050
Purchased services 11,327 8% 15,550 10% 4,223
Diesel fuel 14,578 11% 13,210 8% (1,368)
Casualties & insurance 4,955 4% 5,306 3% 351
Materials 5,928 4% 9,746 6% 3,818
Joint facilities 2,550 2% 2,755 2% 205
Other expenses 10,672 8% 10,588 7% (84)
Track maintenance expense reimbursement (5,133) -4% - 0% 5,133
Loss (gain) on sales of assets (64) 0% 5 0% 69
Impairment of assets 3,220 2% - 0% (3,220)
Depreciation expense 11,736 8% 11,594 7% (142)
Operating expenses $110,517 79.4% $121,921 78.1% $11,404 10%
Operating income $28,698 20.6% $34,175 21.9% $5,477 19%
$26,721 19.2% $34,180 21.9% $7,459 28%
Change
Operating income excluding 45G benefit, asset sales and
impairments
(1)

Capital expenditures

Capital Expenditures
Note: Numbers may not add due to rounding.
($ in millions) 2011 2012 2011 2012
Maintenance $16.8 $17.9 $24.5 $26.9
Project (non-NECR) 1.3 6.3 5.1 9.6
NECR High Speed Rail Project * 6.3 5.9 10.6 6.4
45G Credit (4.0) - (4.0) -
Reported Capex $20.4 $30.1 $36.2 $42.9
* Sources of NECR Project Funding $6.3 $5.9 $10.6 $6.4
NECR Grant 4.6 3.4 7.0 3.7
Scrap Sales Related to NECR Project 1.5 - 2.0 0.7
RA Contribution 0.3 2.5 1.7 2.0
Second Quarter Second Quarter YTD

Strong capital structure supports organic growth and strategic investments

Capitalization
Note: Numbers may not add due to rounding.
Tender / Refinancing completed in Q1
Senior Notes redeemed in January and June 2012 – No notes outstanding
($ in millions)
At December
31, 2011
At June 30,
2012
Cash & equivalents $91.0 $51.0
Senior Secured Notes 573.6                -
Term Loan B -                     580.8
Other debt 2.1                     60.0
Total debt $575.7 $640.7
Stockholders equity $680.1 $657.1
Total capitalization $1,255.8 $1,297.8
Total debt / Total capitalization 46% 49%
Net debt / Total capitalization 39% 45%

Appendix 19

Operating Income and Operating Ratio Excluding 45G Benefit Reconciliation to GAAP & Operating Income
and Operating Ratio Excluding 45G Benefit, Asset Sales & Impairments Reconciliation to GAAP

Note: (1) Numbers may not add due to rounding.
($ in thousands)
Operating revenue $139,215 $156,096
Operating expense 110,517   121,921
Operating income, reported 28,698     34,175
Operating ratio reported 79.4% 78.1%
Less: Benefit from 45G credits (5,133)      3.7% -           0.0%
Operating income excluding 45G Benefit 23,565     34,175
Operating ratio excluding 45G Benefit 83.1% 78.1%
Net (gain) loss on sale of assets (64)           0.0% 5              0.0%
Impairment of assets 3,220       -2.3% -           0.0%
Operating income excluding 45G Benefit, Asset Sales & Impairments $26,721 $34,180
Operating ratio, excluding 45G Benefit, Asset Sales & Impairments 80.8% 78.1%
Q2 2012 Q2 2011
Operating Income Excluding 45G Benefit, Operating Ratio Excluding 45G Benefit, Operating Income Excluding 45G Benefit, Asset Sales & Impairments and
Operating Ratio Excluding 45G Benefit, Asset Sales & Impairments are supplemental measures of profitability that are not calculated or presented in accordance with U.S. generally accepted accounting principles (“GAAP”).  We use non-GAAP financial measures as a supplement to our GAAP results in order to provide a more complete understanding of the factors and trends affecting our business.  However, Operating Income Excluding 45G Benefit,
Operating Ratio Excluding 45G Benefit, Operating Income Excluding 45G Benefit, Asset Sales & Impairments and Operating Ratio Excluding 45G Benefit,
Asset Sales & Impairments have limitations as analytical tools.  They are not measurements of our profitability under GAAP and should not be considered as alternatives to Operating Income or Operating Ratio as measures of profitability.
Operating Income Excluding 45G Benefit and Operating Ratio Excluding 45G Benefit assist us in measuring our performance and profitability of our operations without the impact of monetizing the 45G tax benefit.  Operating Income Excluding 45G Benefit, Asset Sales & Impairments and Operating Ratio
Excluding 45G Benefit, Asset Sales & Impairments assist us in measuring our performance and profitability of our operations without the impact of monetizing the 45G tax benefit, Asset Sales and Impairments.  The following table sets forth the reconciliation of Operating Income Excluding 45G Benefit from our Operating Income, Operating Ratio Excluding 45G Benefit from our Operating Ratio, Operating Income Excluding 45G Benefit, Asset Sales &
Impairments from our Operating Income and Operating Ratio Excluding 45G Benefit, Asset Sales & Impairments from our Operating Ratio.

Adjusted income from continuing operations reconciliation to GAAP

Note: (1) Numbers may not add due to rounding.
(In thousands, except per share data)
After Tax Per Share After Tax Per Share
Net income $8,700 $0.17 $11,399 $0.23
Add:
Amortization of swap termination costs 1,953         0.04           859            0.02
Impairment of assets 1,964         0.04           -             -
Loss on extinguishment of debt and credit facility -             -             3,570         0.07
Acquisition / strategic alternatives expense 148            0.00           1,376         0.03
Adjusted net income $12,765 $0.24 $17,203 $0.34
Weighted Average common shares outstanding (diluted) 52,282       50,578
Q2 2011 Q2 2012
Adjusted net income (loss) is a supplemental measure of profitability that is not calculated or presented in accordance with U.S. generally accepted accounting principles (“GAAP”).  We use non-GAAP financial measures as a supplement to our GAAP results in order to provide a more complete understanding of the factors and trends affecting our business.  However, Adjusted net income (loss) has limitations as an analytical tool.  It is not a measurement of our profitability under GAAP and should not be considered as an alternative to Net income (loss) as a measure of profitability.
Adjusted net income (loss) assists us in measuring our performance and profitability of our operations without the impact of transaction costs related to debt and credit facility extinguishment, exploration of strategic alternatives acquisitions, impairment of assets and swap termination. The following table sets forth the reconciliation of Adjusted net income (loss).

Adjusted EBITDA reconciliation to GAAP

Adjusted EBITDA, is a supplemental measure of liquidity that is not calculated or presented in accordance with U.S. generally accepted accounting principles (“GAAP”). We use non-GAAP financial measures as a supplement to our GAAP results in order to provide a more complete understanding of the factors and trends affecting our business. However, Adjusted EBITDA has limitations as an analytical tool. It is not a measurement of our cash flows from operating activities under GAAP and should not be considered as an alternative to cash flow from operating activities as a measure of liquidity.
Adjusted EBITDA assists us in monitoring our ability to undertake key investing and financing functions such as making investments, transferring property, paying dividends, and incurring additional indebtedness, which are generally prohibited by the covenants under our senior secured notes unless we meet certain financial ratios and tests.  Adjusted EBITDA represents EBITDA before impairment of assets, equity compensation costs and acquisition costs.  EBITDA, also a non-GAAP financial measure, is defined as net income (loss) before interest expense, provision for (benefit from) income taxes and depreciation and amortization.
The following tables set forth the reconciliation of Adjusted EBITDA from our cash flow from operating activities (in thousands):
Q1 2012 Q2 2012 YTD 2012
Cash flows from operating activities to Adjusted EBITDA Reconciliation:
Net cash provided by operating activities $  19,552 $  53,760 $  73,312
Changes in working capital accounts      16,977     (14,958)        2,019
Depreciation and amortization, including amortization of debt issuance costs classified in
interest expense     (11,432)     (12,393)     (23,825)
Amortization of swap termination costs       (1,591)      (1,363)       (2,954)
Net (gain) loss on sale or disposal of properties          163             (5)          158
Equity compensation costs       (5,727)      (1,920)       (7,647)
Loss on early extinguishment of notes     (82,441)      (5,666)     (88,107)
Deferred income taxes      24,280      (6,258)      18,022
Net income     (40,219)      11,197     (29,022)
Add:
Provision for income taxes     (23,258)       7,235     (16,023)
Interest expense, including amortization costs      13,411      10,267      23,678
Depreciation and amortization      10,406      11,594      22,000
EBITDA     (39,660)      40,293          633
Add:
Equity compensation costs        5,727       1,920        7,647
Loss on early extinguishment of notes      82,441       5,666      88,107
Acquisition / strategic alternative costs          380       2,184        2,564
Noncontrolling interest -           (9)             (9)
Adjusted EBITDA $  48,888 $  50,054 $  98,942

Adjusted EBITDA reconciliation to GAAP (continued)

Q1 2011 Q2 2011 YTD 2011
Cash flows from operating activities to Adjusted EBITDA Reconciliation:
Net cash provided by operating activities $  23,123 $  29,605 $  52,728
Changes in working capital accounts 1,015 1,659 2,674
Depreciation and amortization, including amortization of debt issuance costs classified in interest expense (12,945) (12,919) (25,864)
Amortization of swap termination costs (3,677) (3,201) (6,878)
Net (gain) loss on sale or disposal of properties (207) 64 (143)
Impairment of assets - (3,220) (3,220)
Equity compensation costs (2,609) (2,370) (4,979)
Deferred income taxes (615) (918) (1,533)
Net income 4,085 8,700 12,785
Add:
Provision for income taxes 2,067 2,350 4,417
Interest expense, including amortization costs 18,591 18,143 36,734
Depreciation and amortization 11,764 11,736 23,500
EBITDA 36,507 40,929 77,436
Add:
Equity compensation costs 2,609 2,370 4,979
Severance - non equity 1,210 - 1,210
Impairment of assets - 3,220 3,220
Acquisition / strategic alternative costs 72 243 315
Noncontrolling interest - -
Adjusted EBITDA $  40,398 $  46,762 $  87,160

45G tax credit

Note: (1) Numbers may not add due to rounding.
($ in millions) Q1 Q2 Q3 Q4 FY
2009 Actual
Income Statement Benefit 4.1          4.1          4.5          3.9            16.7
Capital Expenditure Benefit -          -          -          5.2            5.2
2010 Actual
Income Statement Benefit -          -          -          17.6          17.6
Capital Expenditure Benefit -          -          -          4.2            4.2
2011 Actual
Income Statement Benefit 4.2          5.1          3.9          3.6            16.7
Capital Expenditure Benefit -          4.0          -          1.4            5.4
Financial Impact of 45G Credit Assignment

Swap amortization 25 Note: (1) Numbers may not add due to rounding. ($ in millions) 2012 2013 2014 Q1 $1.6 $0.8 $0.2 Q2 $1.4 $0.7 Q3 $1.3 $0.6 Q4 $1.1 $0.5 FY (1) $5.3 $2.5 $0.2